QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.23.1

Service Addendum No. 1 to Service Agreement

        Per Article 3 of the Service Agreement (the "Agreement") between The Dow Chemical Company ("TDCC") and Union Carbide Corporation ("UCC"), with an Effective Date of 6 February 2001, this Service Addendum specifies services which TDCC (or its designated Affiliate) is to perform pursuant to the terms and conditions of the Agreement.

Services:

•
Market Research

•
Information System Services

•
Marketing Communication

•
Sales Administration

•
General Administration

•
Insurance

•
Internal Auditing

•
Accounting Services

•
Human Resources

•
Strategic Planning

•
Customer Financial Services

•
Treasury

•
Investor Relations

•
Portfolio Investment

•
Engineering

•
Research and Development

•
Legal (including Patent, Trademark and Copyright)

•
EH&S

•
Tax Administration

•
Supply Chain Administration

•
Manufacturing Administration

•
R&D Administration

•
Purchasing

•
Export Control/NAFTA compliance/chemical weapons convention support
THE DOW CHEMICAL COMPANY		UNION CARBIDE CORPORATION
By:		By:
Name:	Arnold A. Allemang	Name:	James J. McIlvenny
Title:	Executive Vice-President	Title:	President
Date:	February 6, 2001	Date:	February 6, 2001

33

QuickLinks

  EXHIBIT 10.23.1